American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement Income & Growth Fund
Supplement dated March 21, 2020 ■ Summary Prospectus and Prospectus dated November 1, 2019

The following changes are effective April 1, 2020.

The following replaces the Portfolio Managers section on page 4 of the summary prospectus and prospectus.
Portfolio Managers
Claudia Musat, Vice President, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2010.
Steven Rossi, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2020.

The following replaces The Fund Management Team section on pages 8-9 of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Claudia Musat
Ms. Musat, Vice President, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2010. She joined American Century Investments in 2005 as a quantitative analyst and became a portfolio manager in 2008. She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.
Steven Rossi
Mr. Rossi, Portfolio Manager, has been a member of the team that manages the fund since 2020. He joined American Century Investments in 2016 as a portfolio manager. Prior to joining American Century Investments, he worked at RS Investments from 2012 to 2016, most recently as portfolio manager. He previously held the roles of analyst and quantitative analyst. He has a bachelor’s degree in Political Economies of Industrialized Societies from the University of California at Berkeley. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-96093 2003